UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2019

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-33807		26-1232727
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

100 INVERNESS TERRACE E.,	ENGLEWOOD,	Colorado	80112
(Address of principal executive offices)			(Zip Code)

(303) 706-4000
(Registrant’s telephone number, including area code)

HUGHES SATELLITE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	333-179121		45-0897865
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

100 INVERNESS TERRACE E.,	ENGLEWOOD,	Colorado	80112
(Address of principal executive offices)			(Zip Code)

(303) 706-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events.

On August 9, 2019, EchoStar Corporation (“EchoStar”) issued a press release announcing a record date of August 19, 2019 (the “Record Date”) for the previously announced spin-off of that portion of its EchoStar Satellite Services business that manages, markets and provides (i) broadcast satellite services primarily to DISH Network Corporation (“DISH”), Dish Mexico, S. de R.L. de C.V. and their respective subsidiaries and (ii) telemetry, tracking and control services to satellites owned by DISH and a portion of EchoStar’s other businesses, and certain related assets and operations (the “BSS Business”). Subject to the satisfaction or waiver of certain closing conditions, on the distribution date for the spin-off, EchoStar will distribute to each holder of shares of Class A or Class B common stock of EchoStar as of the close of business (Eastern time) on the Record Date a number of shares of common stock, par value $0.001 per share (“BSS Common Stock”), of EchoStar BSS Corporation, a Delaware corporation and a wholly-owned subsidiary of EchoStar that will, after an internal restructuring, own and operate the BSS Business (“BSS Corporation”), equal to one share of BSS Common Stock for each share of Class A or Class B common stock of EchoStar then held by each such EchoStar stockholder (the “Distribution”). As previously announced, immediately following the Distribution, a subsidiary of DISH will merge with and into BSS Corporation (the “Merger”), and BSS Corporation will continue as a wholly-owned subsidiary of DISH. In the Merger, each EchoStar stockholder as of the close of business (Eastern time) on the Record Date will receive, for each share of BSS Common Stock a number of shares of DISH Class A common stock equal to 22,937,188 divided by the total number of shares of Class A and Class B common stock of EchoStar outstanding as of the close of business (Eastern time) on the Record Date. No fractional shares of DISH Class A common stock will be issued in the Merger, and instead EchoStar stockholders will receive cash in lieu of any fractional share. The Distribution and Merger are currently expected to be completed no earlier than September 10, 2019, subject to the satisfaction or waiver of certain closing conditions.
A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This document and any exhibits hereto may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this report, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans,” and similar expressions and the use of future dates are intended to identify forward looking statements. Although management believes that the expectations reflected in these forward looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. The forward-looking statements may include those regarding any matter set forth in this document or any of the exhibits incorporated herein. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements. Such factors include, but are not limited to, the possibility that a transaction will not be completed, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to a potential transaction, adverse effects on the market price of DISH’s common stock, adverse effects on the market price of EchoStar’s common stock and on EchoStar’s operating results for any reason, including, without limitation, because of a failure to complete a transaction, failure to realize the expected benefits of a transaction, significant transaction costs and/or unknown liabilities, any lawsuits filed in connection with a transaction and general economic and business conditions that affect EchoStar or DISH following the transaction. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties, and assumptions. For additional information on these and other factors that could affect EchoStar’s forward-looking statements, see EchoStar’s filings with the SEC, including EchoStar’s most recently filed Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q and other documents EchoStar files with the SEC from time to time. The forward-looking statements speak only as of the date made, and EchoStar expressly disclaims any obligation to update these forward-looking statements.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release dated August 9, 2019 issued by EchoStar Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

HUGHES SATELLITE SYSTEMS CORPORATION

Date: August 9, 2019	By:	/s/ Dean A. Manson
Dean A. Manson
Executive Vice President, General Counsel and Secretary